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EXHIBIT 99.2

     Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


I, Harry Chauhan, President and Chief Financial Officer of Atlantic Wine Agencies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 17, 2004


/s/ Harry Chauhan
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Harry Chauhan
President and Chief Financial Officer